Exhibit 99.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

ISIS PHARMACEUTICALS, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CW-	August 23, 2005

Void After August 23, 2010

THIS CERTIFIES THAT, for value received,                                       , with its principal office at                                                         , or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Isis Pharmaceuticals, Inc., a Delaware corporation, with its principal office at 1896 Rutherford Road, Carlsbad, CA 92008-7208 (the “Company”) up to                   shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein.  This Warrant is one of a series of Warrants being issued pursuant to the terms of the Securities Purchase Agreement, dated August 19, 2005, by and among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1.             DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

(a)           “Exercise Period” shall mean the period commencing 180 days after the date hereof and ending August 23, 2010, unless sooner terminated as provided below or redeemed by the Company pursuant to Section 7 below.

(b)           “Exercise Price” shall mean $5.2395 per share, subject to adjustment pursuant to Section 6 below.

(c)           “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.

2.             EXERCISE OF WARRANT.

2.1          Method of Exercise.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)           An executed Notice of Exercise in the form attached hereto;

(b)           Payment of the Exercise Price of the Exercise Shares purchased thereby (i) in cash or by check or wire transfer of immediately available funds, (ii) pursuant to a Cashless Exercise, as described below, or (iii) by a combination of (i) and (ii); and

(c)           This Warrant.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items designated in clauses (a), (b) and (c) above and shall be issued in certificate form and delivered to the Holder, if so requested.

The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2          Cashless Exercise.  Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant in whole or part by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =                             Y (B-A)
     B

Where:                                                         X =                             the number of shares of Common Stock to be issued to the Holder.

Y =                              the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (in each case subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below).

A =         the Exercise Price.

B =          the Current Market Price of one share of Common Stock.

“Current Market Price” means on any particular date:

(a)           if the Common Stock is traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date);

(b)           if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date).

(c)           if the Common Stock is traded over-the-counter, but not on the Nasdaq SmallCap Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date); and

(d)           if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3          Partial Exercise.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder.  In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share.  Fractional Exercise Shares shall be treated as provided in Section 5 hereof.

3.             COVENANTS OF THE COMPANY.

3.1          Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this

Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2          No Impairment.  Except and to the extent as waived or consented to by the Holder in accordance with Section 10 hereof, the Company will not, by amendment of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.

3.3          Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.             REPRESENTATIONS OF HOLDER.

4.1          Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Exercise Shares, except as would not result in a violation of the Securities Act.  The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with Section 3.8 of the Purchase Agreement and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article 6 or Section 3.8 of the Purchase Agreement or pursuant to and in accordance with the Securities Act.

4.2          Securities Are Not Registered.

(a)           The Holder understands that the offer and sale of neither the Warrant nor the Exercise Shares has been registered under the Securities Act.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Exercise Shares, or to comply with any exemption from such registration.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company and the expiration of the required holding period under Rule 144.

4.3          Disposition of Warrant and Exercise Shares.

(a)           The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:

(i)            The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)           There is then in effect a registration statement under the Securities Act covering such Warrant or Exercise Shares and such disposition is made in accordance with said registration statement; or

(iii)         The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company a with a representation letter in customary form with respect to such Rule 144 disposition, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.

(b)           The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form (provided that no such legend will be borne by Exercise Shares issued following the disposition of such shares pursuant to a registration statement which is effective under the Securities Act and provided, further, that the Company will remove such legend at the request of the Holder (i) following any sale of the Exercise Shares pursuant to an effective registration statement or Rule 144, or (ii) if such Exercise Shares are eligible for sale under Rule 144(k)):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL

REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

5.             FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then Current Market Price (as of the applicable exercise date) of an Exercise Share by such fraction.

6.             CERTAIN EVENTS.

6.1          Distribution of Assets.  In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a “Distribution”), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

6.2          Dividends, Subdivisions, Combinations and Reclassifications.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6.3          Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6.3.  For purposes of this Section 6.3, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 6.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

6.4          Adjustment of Exercise Price.  The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares or Other Property subject to this Warrant.  The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares or Other Property issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares or Other Property under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.             CALL PROVISION.  Notwithstanding any other provision contained in this Warrant to the contrary, if at any time following August 23, 2008, the closing bid price per share of Common Stock as traded on the Nasdaq (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds $14.408 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Registration Statement (as defined in the Purchase Agreement) has been declared effective, the Company, upon thirty (30) days prior written notice (the “Notice Period”) (and the written notice will specify the date of the end of the Notice Period) given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may call this Warrant, in whole but not in part, at a redemption price equal to $0.01 per share of Common Stock then purchasable pursuant to this Warrant; provided that (i) the Company simultaneously calls all Warrants issued pursuant to the Purchase Agreement on the same terms, (ii) all of the Exercise Shares either (A) are registered pursuant to an effective Registration Statement which is not suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such Exercise Shares at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Purchase Agreement) and (iii) this Warrant is fully exercisable for the full amount of Exercise Shares covered hereby.  Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.

8.             NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9.             TRANSFER OF WARRANT.  Subject to applicable laws and compliance with Section 4.3 hereof, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee will sign an investment letter in form and substance reasonably satisfactory to the Company.

10.          LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.          MODIFICATIONS AND WAIVER.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

12.          NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

13.          ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14.          GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

15.          DESCRIPTIVE HEADINGS.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

16.          SEVERABILITY.  The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

17.          REGISTRATION RIGHTS.  The holder of this Warrant and of the Exercise Shares shall be entitled to the registration rights and other applicable rights as and to the extent set forth in the Purchase Agreement.

18.          ENTIRE AGREEMENT.  This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of August     , 2005.

ISIS PHARMACEUTICALS, INC.

By:

Name:

Title:

Address:	1896 Rutherford Road
Carlsbad, CA 92008-7208
Attn: B. Lynne Parshall
Facsimile: (760) 603-4650

W/copy to:	General Counsel
Facsimile: (760) 268-4922

NOTICE OF EXERCISE

TO:  ISIS PHARMACEUTICALS INC.

(1)           The undersigned hereby elects to (check one box only):

☐            purchase                   shares of the Common Stock of Isis Pharmaceuticals, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐            purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to                      shares.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(4)           The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is

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available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with section 4.3 hereof, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: , 20

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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